Summary Prospectus

KraneShares Bloomberg China Bond Inclusion Index ETF
(formerly, KraneShares Bloomberg Barclays China Bond Inclusion Index ETF)

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KBND

August 1, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2022, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

Investment Objective

The KraneShares Bloomberg China Bond Inclusion Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities index. The Fund’s current index is the Bloomberg China Inclusion Focused Bond Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%
Fee Waiver**	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver	0.48%

*       Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**     The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.20% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2023, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$197	$359	$828

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in instruments in its Underlying Index or in instruments that have economic characteristics similar to those in the Underlying Index. The Underlying Index seeks to measure the performance of Chinese onshore renminbi (“RMB”)-denominated fixed income securities (“RMB Bonds”) issued into the China Interbank Bond Market (“CIBM”), which is a quote-driven over-the-counter market for institutional investors.

The Underlying Index includes debt issued by: (1) the Chinese government and Chinese government-related entities, including certain Chinese policy banks, with par values of at least RMB 5 billion; and (2) corporations with par values of at least RMB 1.5 billion. The Underlying Index includes only debt that pays fixed interest rates and includes debt of any maturity.

The weightings of the Underlying Index constituents are weighted so that, as of each reconstitution date:

•   RMB Bonds issued by the People’s Republic of China (“PRC”) represent approximately 25% of the weight of the Underlying Index;

•   RMB Bonds issued by policy banks (namely, the Agricultural Development Bank of China, China Development Bank and Export-Import Bank of China) represent approximately 25% of the weight of the Underlying Index; and

•   RMB Bonds issued by corporations or other government-related entities (“Corporate RMB Bonds”) represent approximately 50% of the Underlying Index, with the weight of any individual such issuer capped at 9%.

To be included in the Underlying Index, Corporate RMB Bonds must be rated by Fitch Ratings, Ltd. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and/or Standard & Poor’s Financial Services LLC (“S&P”) as BBB-, Baa3 or BBB-, respectively, or higher. Each Corporate RMB Bond’s rating will be established as follows: if three ratings are available, then the highest and lowest ratings will be disregarded and the middle rating will be used; if two ratings are available, then the lowest rating will be used; and if only one rating is available, then that rating is used.

The following are excluded from the Underlying Index: unrated Corporate RMB Bonds; floating rate and zero coupon securities; bonds with equity features (i.e. convertible bonds and warrants); derivatives, structured products; securitized bonds; private placements; retail bonds; inflation-linked bonds; bonds issued on the Shanghai and Shenzhen Stock Exchanges; bonds classified as “Financial Institutions”, including bonds issued by Agricultural Bank of China, Bank of China, China Cinda Holdings Company, China Citic Bank International, China Construction Bank Corporation, China Huarong Asset Management and Industrial and Commercial Bank of China Limited; special bonds issued directly by the Ministry of Finance of the People’s Republic of China.

To gain exposure to the Underlying Index, the Fund will invest directly in RMB Bonds traded in the CIBM. The Fund may invest in the CIBM through: a People’s Republic of China (“PRC”) program that permits foreign investors to invest in RMB Bonds traded in the onshore market (“CIBM Program”); a Bond Connect Company Limited program (“Bond Connect”) that allows foreign investors, such as the Fund, to invest in RMB Bonds through a Hong Kong account; or through a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license that may be or has been obtained by the Fund’s adviser, Krane. The Fund currently invests directly in RMB Bonds traded in the CIBM through Bond Connect or the CIBM Program, but Krane may choose to use a RQFII or QFII license in the future.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track its Underlying Index. These may include: RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an over-the-counter (“OTC”) market located in jurisdictions outside of Mainland China, such as Hong Kong and Singapore; RMB Bonds traded in the Chinese exchange-traded bond market (“Exchange-Traded Bond Market”), which is an electronic automatic matching system where securities are traded on the Shanghai and Shenzhen Stock Exchanges; debt securities issued in any currency denomination in other political jurisdictions, including Hong Kong and Singapore; variable and floating rate securities; unrated and high yield securities (or “junk bonds”); and derivatives (including swaps, futures, forwards and options). The Fund may also hold cash in a deposit account in China or invest in U.S. money market funds or other U.S. cash equivalents. Foreign investment companies in which the Fund may invest include RMB-denominated short-term bond funds domiciled in the PRC (“PRC Investment Companies”). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not hold cash in a Chinese deposit account if it would cause the Fund to (i) invest more than 5% of its total assets in such deposit account; or (ii) invest more than 10% of its total assets in such deposit accounts.

Although the Fund reserves the right to replicate (or hold all constituents of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 30, 2022, the credit ratings for the constituents in the Underlying Index ranged from unrated to AAA, as determined by Chinese credit rating organizations.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2022, the Underlying Index was concentrated in Chinese government/Chinese government-related debt. The Underlying Index is rebalanced and reconstituted monthly.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries and may demonstrate significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political and social instability. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile and risks suspension of trading by, in particular, securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

Bond Connect Risk.  Bond Connect is a mutual market access scheme that commenced trading on July 3, 2017 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. In August 2018, Bond Connect enhanced its settlement system to fully implement real-time delivery-versus-payment settlement of trades, which has resulted in increased adoption of Bond Connect by investors. However, there is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its RMB Bonds.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

Chinese Credit Rating Risks.  The constituents of the Underlying Index, and therefore the securities held by the Fund, will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.

CIBM Program Risk.  The CIBM Program was announced in February 2016 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a significant risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, the CIBM Program in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling RMB Bonds. Further, in order to participate in the CIBM Program, an onshore settlement agent, will be appointed for the Fund through whom trades in the CIBM Program will be conducted. The quality of the Fund’s trades and settlement will be dependent upon the settlement agent, who may not perform to expectations and, thereby, harm the Fund. The agent could also terminate its relationship with Krane and/or the Fund and thus eliminate the Fund’s access to the CIBM Program, which could adversely affect the Fund.

Capital Controls Risk.  Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets and could adversely affect a Fund’s investments as well as the issuers in which the Fund invests. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Bond Connect and CIBM Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Custody Risks.  In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane may choose to use a QFII or RQFII license in the future, RMB Bonds will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Exchange-Traded Bond Market Risk.  To the extent the Fund were to invest in RMB Bonds via the Exchange-Traded Bond Market, the transactions could be subject to wider spreads between the bid and the offered prices. This wider spread could adversely affect the price at which the Fund could purchase or sell the RMB Bonds and could impair the Fund’s performance.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

Hong Kong Risk.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government. China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio.

RQFII and QFII License Risk.  Krane may choose to use a RQFII or QFII license in the future to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. There is no guarantee that the China Securities Regulatory Commission (“CSRC”) will ultimately grant a RQFII or QFII license for the Fund, and the application process may take a significant amount of time.

Tax Risk.  Although Chinese law provides for a tax on capital gains (“CGT”) realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related RMB Bonds by RQFIIs and QFIIs. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. It is also unclear how China’s value added tax may apply to RMB Bonds and how such application may be affected by tax treaty provisions. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund. With respect to tax treatment for China-sourced bond interest derived by overseas institutional investors, there is some uncertainty around the tax treatment of payments such as interest payable to U.S. investors, which could result in unexpected tax liabilities for the Fund. In 2021, the Chinese government announced that China-sourced bond interest derived by overseas institutional investors would be exempt from enterprise income tax and value-added tax until December 31, 2025. While it is currently unknown if the Chinese government will extend the exemption beyond December 31, 2025, it is currently anticipated that such an extension is likely to occur. If an extension did not occur, it could result in tax liabilities for the Fund.

The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Fixed Income Securities Risk.  Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., default on its obligations). A downgrade or default on securities held by the Fund could adversely affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

rates. When interest rates go up, the prices of most debt instruments generally go down; and when interest rates go down, the prices of most debt instruments generally go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. Interest rates have recently increased and may continue increasing, thereby heightening the risks associated with rising interest rates.

Subordinated Obligations Risk.  Payments under some RMB Bonds may be structurally subordinated to other existing and future liabilities and obligations of the issuer. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the RMB Bond. Certain RMB Bonds may not contain any restrictions on the ability to incur additional unsecured indebtedness.

Pay-In-Kind and Step-Up Coupon Securities Risk.  A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in-kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk.  Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond, which may require the Fund to reinvest the proceeds in lower yielding securities.

Variable and Floating Rate Securities Risk.  During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Foreign investment risks may be greater in developing and emerging markets than in developed markets. These factors could result in a loss to the Fund.

Geographic Focus Risk.  The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk.  The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk.  The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. As of the date of this prospectus, the Underlying Index was concentrated in Chinese government/Chinese government-related debt.

Sovereign and Quasi-Sovereign Debt Risk.  The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due including due to the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole the debtor’s policy towards the International Monetary Fund, and the political constraints to which the debtor is subject. If an issuer of government or quasi-government debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign bonds may be more volatile and result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for investors.

Derivatives Risk.  The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

High Yield and Unrated Securities Risk.  Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities because their issuers may be more likely to default. Junk bonds are inherently speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them may be less liquid than that for highly rated securities.

Privately-Issued Securities Risk.  The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be less liquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, transaction costs may be higher for privately-issued securities than for more liquid securities. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

ETF Risk.  As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk.  To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk.  There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk.  The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

Passive Investment Risk.  There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk.  The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain constituents of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk.  The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets and negative sentiment, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Valuation Risk.  Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk.  In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Investments in Investment Companies Risk.  The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised,

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

High Portfolio Turnover Risk.  The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains

Securities Lending Risk.  To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com. In addition, prior to April 1, 2021, a sub-adviser was responsible for day-to-day portfolio management of the Fund and prior to June 4, 2021 the Fund previously sought to track the performance of the CSI Diversified High Grade Commercial Paper Index, before fees and expenses.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

Total Annual Returns For Calendar Years Ended December 31

15%
10%
5%
0%
-5%
-10%
10.31%
9.32%
3.87%
1.40%
-1.23%
-4.84%
-0.93%
2015
2016
2017
2018
2019
2020
2021

As of June 30, 2022, the Fund’s calendar year-to-date total return was -3.63%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	5.10%	12/31/2020
Lowest Return	-4.01%	6/30/2018

Average Annual Total Returns for the periods ended December 31, 2021

KraneShares Bloomberg China Bond Inclusion Index ETF	1 year	5 years	Since Inception (12-2-2014)
Return Before Taxes	3.87%	4.70%	2.29%
Return After Taxes on Distributions	1.05%	3.30%	1.24%
Return After Taxes on Distributions and Sale of Fund Shares	2.27%	3.02%	1.30%
Bloomberg China Inclusion Focused Bond Index (Reflects no deduction for fees, expenses or taxes)	7.17%	5.57%	3.25%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	14.71%
S&P U.S. Treasury Bill 3-6 Month Index (Reflects no deduction for fees, expenses or taxes)*	0.06%	1.22%	0.95%

*       The S&P U.S. Treasury Bill 3-6 Month Index was added to provide a fixed income benchmark for fixed income funds.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

KraneShares Bloomberg China Bond Inclusion Index ETF | Summary Prospectus

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since April 2021. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since April 2021.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.